UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 27, 2020

TCF FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-08185	38-2022454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. Fort Street, Suite 1800, Detroit, Michigan 48226
(Address of principal executive offices, including Zip Code)

(800) 867-9757
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of exchange on which registered)
Common Stock (par value $1 per share)	TCF	The NASDAQ Stock Market
Depositary shares, each representing a 1/1000th interest in a share of the 5.70% Series C Non-Cumulative Perpetual Preferred Stock	TCFCP	The NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

TCF Financial Corporation (the "Corporation") issued an earnings press release dated April 27, 2020, attached to this Form 8-K as Exhibit 99.1, announcing its results of operations for the quarter ended March 31, 2020.

In addition, the Corporation is providing additional information in a slide presentation prepared for use with the earnings press release. This information includes selected financial and operational information through the first quarter of 2020 and does not represent a complete set of financial statements and related notes prepared in conformity with generally accepted accounting principles ("GAAP"). Most, but not all, of the selected financial information filed herein is derived from the Corporation’s consolidated financial statements and related notes prepared in accordance with GAAP and management’s discussion and analysis of financial condition and results of operations included in the Corporation’s reports on Forms 10-K and 10-Q. The Corporation’s annual financial statements are subject to independent audit. These materials are dated April 27, 2020 and TCF does not undertake to update the materials after that date.

Exhibits 99.1 and 99.2 provided with this Form 8-K shall each be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, and are also available on the Investor Relations section of the Corporation’s website at http://ir.tcfbank.com. The Corporation’s Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the Corporation.

Item 8.01 Other Events.

The following risk factor supplements the "Risk Factors" section in our 2019 Annual Report and item 1A of our Annual Report on Form 10-K for the year ended December 31, 2019.

We face risks and uncertainties related to the outbreak of COVID-19

In March 2020, the outbreak of COVID-19 caused by a novel strain of the coronavirus was recognized as a pandemic by the World Health Organization. Shortly thereafter, the President of the United States declared a National Emergency throughout the United States attributable to such outbreak. The outbreak has become increasingly widespread in the United States, including in the markets in which we operate. We are currently taking steps to assess the effects, and mitigate the adverse consequences to our businesses, of the outbreak; though the magnitude of the impact remains to be seen, our businesses will be adversely impacted by the outbreak of COVID-19.

As previously disclosed in Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, our operations and profitability are impacted by business and economic conditions generally, as well as those in the primary banking markets in which we operate. The COVID-19 pandemic has resulted in historic job losses and decreases in economic activity. While the duration and full extent of job losses and magnitude of economic dislocation are not yet known, it is clear that they may impact the ability of individuals and small businesses to make payments, value of underlying collateral and the ability of guarantors to make payments in the case of default, which may decrease consumer demand for our products and services, reduce our ability to access capital, and otherwise adversely impact the financial condition, results of operations, prospects of our businesses and our credit ratings. While the United States and various state and local governments have implemented various programs designed to aid individuals and businesses, the impact of, and extent to which, these efforts will be successful cannot be determined at this time.

Specifically, many of our customers and counterparties have been and may continue to be adversely impacted by the COVID-19 pandemic and resulting economic downturn. As a result, we have faced and may continue to face a decrease in demand for certain products, reduced access to our branches by our customers, and disruptions in the operations of our vendors. The pandemic could also result in recognition of additional credit losses in our loan and lease portfolios and increase our allowance for credit losses as both businesses and consumers are negatively impacted by the economic downturn. Additionally, customers that are increasingly forced to work remotely and may not have appropriately secured remote networks may be more vulnerable to cyber-attacks or phishing schemes. Any of these occurrences could have a material adverse effect on our financial condition, results of operations and prospects. The extent to which the pandemic impacts our results will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning its severity and the actions necessary to contain it or address its impact, among others. The duration of these impacts resulting from the COVID-19 is unknown, and the resulting customer behavioral changes are not fully known and may not be temporary.

In addition, the COVID-19 outbreak has caused, and will continue to cause, substantial disruption to our employees as a result of illness, increased family responsibilities, self-isolation, travel limitations, and otherwise. Most areas within the United States have imposed mandatory closures for businesses not deemed to be essential, and it is currently unclear for how long such closures will last. Although nearly all of our corporate employees are able to work remotely, closures have nevertheless caused us to reduce access to our branches, and affected many of our customers and many businesses through which we sell our products and services. In addition, the increased reliance on remote work may result in increased vulnerabilities through heavy dependence on remote networks.

Any of the foregoing factors, or other cascading effects of the COVID-19 pandemic that are not currently known, could materially impact our team members and decrease our ability to serve customers, increase our costs, negatively impact our sales and damage our results of operations and our liquidity position, possibly to a significant degree. The duration of any such impacts cannot be predicted.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
99.1	Earnings Press Release of TCF Financial Corporation, dated April 27, 2020
99.2	Slide presentation prepared for use with the Earnings Press Release, dated April 27, 2020
104	Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ Craig R. Dahl
Craig R. Dahl, Chief Executive Officer and President (Principal Executive Officer)

/s/ Dennis L. Klaeser
Dennis L. Klaeser, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Kathleen S. Wendt
Kathleen S. Wendt, Executive Vice President and Chief Accounting Officer (Principal Accounting Officer)

Dated:  April 27, 2020